AURORA WIRELESS, INC.

WARRANTS TO
PURCHASE COMMON STOCK

Date: ________________

THIS CERTIFIES THAT, _____________________ (the "Holder") is the owner of ___________ warrants (the warrants) issued by AURORA WIRELESS, INC., a Pennsylvania corporation (the "Company").

	Each warrant initially entitles the Holder to purchase, subject to the terms and conditions set forth herein, one fully paid and nonassessable share of Common Stock, $0.0001 par value, at any time during the five year period from the date set forth hereinabove, upon the presentation and surrender of this warrant certificate and an Exercise Form duly executed, at the corporate office of the Company, accompanied by payment of $.001, subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by certified or bank check made payable to the Company.

Upon exercise, there shall be issued and delivered to the Holder a stock certificate for the number of Common Stock shares acquired by exercise.

The Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each warrant represented hereby are subject to modification or adjustment in case the Company shall at any time

(a) subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision or increased in the case of a combination,

(b) pay a dividend in, or make a distribution of, shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased,

(c) cause any reclassification or change of outstanding shares
(including as a result of a combination or merger) of Common Stock issuable upon exercise of the warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) or

(d) effect any sale or conveyance to another corporation of all or substantially all of the assets or property of the Company that is effected in such a way that holders of the securities issuable upon exercise of the warrants shall be entitled to receive securities or other property with respect to or in exchange for the securities issuable upon exercise of the warrants, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Holder of each warrant then outstanding shall have the right thereafter to receive on exercise of such warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of securities issuable upon exercise of such warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

Each warrant represented hereby is exercisable at the option of the Holder, but no fractional interests will be issued. In the case of the exercise of less than all the warrants represented hereby, the Company shall cancel this warrant and shall execute and deliver a new warrant of like tenor, for the balance of such warrants.

Any securities issued pursuant to the exercise of this warrant certificate shall be restricted securities subject to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act") unless registered by the Company. The Holder may demand registration with respect to the Common Shares underlying this warrant at any time and, at the time any other shares of the Company are the aforementioned shares shall be included in such registration.

The Company may deem and treat the Holder as the absolute owner hereof and of each warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company for all purposes and shall not be affected by any notice to the contrary. Upon the presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this warrant at such office, a new warrant or warrant certificates representing an equal aggregate number of warrants will be issued to the transferee in exchange therefor. Prior to the exercise of any warrant represented hereby, the Holder, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company.

This warrant shall be governed by and construed in accordance with the laws of the State of California and disputes shall be settled by binding arbitration in San Diego, California at JAMS or the American Arbitration Association.

IN WITNESS WHEREOF, the Company has caused this warrant to be duly executed as of the date set forth hereinabove, manually or in facsimile, by an officer thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

AURORA WIRELESS, INC.							SEAL

By: __________________________________
Timothy W. Cunningham, President



AURORA WIRELESS, INC.
EXERCISE FORM

WARRANTS TO
PURCHASE COMMON STOCK




To Be Executed by the Holder in Order to Exercise Warrants

The undersigned Holder hereby irrevocably elects to exercise
___________________ warrants represented by the attached warrant certificate and to purchase the securities issuable upon the exercise of such warrants, and requests that certificates for such securities shall be issued in name of

___________________________________________________________________
PLEASE PRINT OR TYPE NAME OF PARTIES
___________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
______________________ ______________________ ______________________
PLEASE PRINT OR TYPE ADDRESS TO BE DELIVERED TO

and if such number of warrants shall not be all the warrants evidenced by the attached warrant certificate, that a new warrant certificate for the balance of such warrants be in the name of, and delivered to, the Holder at the address stated below.


Dated:________________________


X_____________________________ ______________________________


______________________________
Address
______________________________
Social Security or
Taxpayer Identification Number



AURORA WIRELESS, INC.
ASSIGNMENT FORM

WARRANTS TO
PURCHASE COMMON STOCK




To Be Executed by the Holder in Order to Assign Warrants


FOR VALUE RECEIVED, ________________, hereby sells, assigns and transfers unto

___________________________________________________________________
PLEASE PRINT OR TYPE NAME OF PARTIES
___________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
______________________ ______________________ ______________________
PLEASE PRINT OR TYPE ADDRESS TO BE DELIVERED TO

___________________ warrants represented by the attached warrant certificate, and hereby irrevocably constitutes and appoints
_____________________________ as its/his/her attorney-in-fact to transfer this warrant on the books of the Company, with full power of substitution in the premises.

If such number of warrants shall not be all the warrants evidenced by the attached warrant certificate, that a new warrant certificate for the balance of such warrants be in the name of, and delivered to, the Assignor.



Dated:________________________


X_____________________________
Signature
1